                                                      Exhibit 10.30
                                                     ---------------
                                                  Siemens Credit Corporation
SIEMENS

                         LEASING SCHEDULE

                         TO MASTER EQUIPMENT LEASE AGREEMENT #:620-0003660-000
                                                               ---------------
                         DATE OF MASTER AGREEMENT:             ---------------
                         LEASING SCHEDULE #:                   620-0003661-000
                                                               ---------------
------------------------------------------------------------------------------
LESSOR: Siemens Credit Corporation        LESSEE: CPG Holdings, Inc.
        5300 Broken Sound Boulevard, N.W.         ----------------------------
        Boca Raton, FL 33487-3509                      (HEREIN "LESSEE")
        (800) 327-4443  (407)994-7400
                                                  110 Tredegar Street
                                                  ----------------------------
                                                          (ADDRESS)

                                                  Richmond, VA 23219
                                                  ----------------------------
                                                       (CITY, STATE, ZIP)

LEASING SCHEDULE # 620-0003661-000    , TO THAT CERTAIN MASTER EQUIPMENT
                   ------------------
LEASE AGREEMENT. AGREEMENT # 620-0003660-000  (HEREIN "AGREEMENT"), BETWEEN
                             ----------------
LESSOR AND LESSEE.

1. EQUIPMENT DESCRIPTION (including related items):
   ROLM 9200 Model 210 Phone System with PhoneMail
   as described in Vendor Quote #B92Q7WV                     27,468.81   Equipment Cost
                                                              1,648.13   6% NJ Use Tax Reimbursement
                                                             ---------
2. TOTAL EQUIPMENT COST (including related items):         $ 29,116.94
                                                           ---------------------
3. LEASE TERM (in months):                                   36 Plus Interim Period
                                                           ---------------------
4. COMMENCEMENT DATE:                                        On Equipment cutover by Vendor
                                                           --------------------------------------------------
                                                           --------------------------------------------------
                                                           --------------------------------------------------
5. NUMBER OF LEASE PAYMENTS:                                  36
                                                           ---------------------
6. LEASE PAYMENT (per payment period):                    $  873.43
                                                           ---------------------
7. PAYMENT PERIOD (monthly, quarterly, other):                Monthly
                                                           ---------------------
8. ADVANCE LEASE PAYMENT(S):                               #(s)  1 & 36        : TOTALING $ 1,747.02*
                                                               -----------------           -------------------
                                                                                 *Due on Lease signing by Lessee

9. EQUIPMENT LOCATION (if different from Lessee's address above):
     Route 519 South
     Bloomsbury, NJ  08804

10. DEFINITIONS: The terms used herein, which are not otherwise defined herein, shall have the same meanings set forth in the Agreement.

11. TERMS OF SCHEDULE: Lessor and Lessee agree that the terms and conditions of the Agreement are hereby incorporated into this Leasing Schedule (collectively the "Lease") and made a part hereof to the same extent as if such terms and conditions were set forth in full herein. The Lease shall constitute a lease of each item of Equipment described above.

12. AMENDMENTS: Any amendments contained or incorporated into this Leasing Schedule, which in any way alter the terms of the Agreement, shall be effective only with respect to this Leasing Schedule and shall be ineffective with respect to any other Leasing Schedule.

13. EFFECTIVENESS: The Lease shall become effective at the time of Lessor's acceptance (by execution hereof) at the address set forth above, by an authorized representative of Lessor.

IN WITNESS WHEREOF, the parties hereto have duly executed the Lease as of the dates set forth below. For all purposes hereof, the date of the Lease shall be the date of Lessor's acceptance as set forth below.

                                       By execution hereof, the signer
                                       certifies that (s)he has read the
                                       entire Lease, that Lessor or its
                                       representatives have made no agreements
                                       or representations except as set forth
                                       herein, or in the Agreement, and that
                                       (s)he is duly authorized to execute the
                                       Lease on behalf of Lessee.
ACCEPTED BY:

LESSOR:  SIEMENS CREDIT CORPORATION    LESSEE:  CPG Holdings, Inc.
                                              --------------------------------
BY:     /s/ILLEGIBLE                          BY:     /s/Peter Hoppe
       -----------------------------          --------------------------------
          (AUTHORIZED SIGNATURE)                 (AUTHORIZED SIGNATURE)

NAME:     ILLEGIBLE                           NAME:    PETER R. HOPPE
       -----------------------------          --------------------------------
            (PRINTED OR TYPED)                     (PRINTED OR TYPED)

TITLE:                                 TITLE:    VICE-PRESIDENT
       -----------------------------          --------------------------------
DATE:     FEB - 3 1995                 DATE:      1/19/95
       -----------------------------          --------------------------------

SIEMENS                                             Siemens Credit Corporation

                                              MASTER EQUIPMENT LEASE AGREEMENT

                                              AGREEMENT #:  620-0003660-000
                                                          --------------------
-------------------------------------------------------------------------------
LESSOR: Siemens Credit Corporation        LESSEE: CPG Holdings, Inc.
        5300 Broken Sound Boulevard, N.W.         ----------------------------
        Boca Raton, FL 33487-3509                      (PERMIT "LESSEE")
        (800) 327-4443  (407)994-7400
                                                  110 Tredegar Street
                                                  ----------------------------
                                                          (ADDRESS)

                                                  Richmond, VA 23219
                                                  ----------------------------
                                                       (CITY, STATE, ZIP)


                       TERMS AND CONDITIONS OF AGREEMENT

1. MASTER LEASE: This Master Equipment Lease Agreement (herein "Agreement") sets forth the basic terms and conditions upon which Lessor shall lease to Lessee and Lessee shall lease from Lessor items of equipment specified in leasing schedules (herein "Leasing Schedules") to be entered into from time to time. Each Leasing Schedule shall incorporate the terms and conditions of the Agreement and shall constitute a lease as to the equipment specified in such Leasing Schedule (herein "Equipment"). The term "Lease" as used in the Agreement shall mean the applicable Leasing Schedule as incorporating the terms and conditions of the Agreement. The Agreement shall become effective at the time of Lessor's acceptance (by execution thereof) at the address set forth above, by an authorized representative of Lessor.

2. TERM AND LEASE PAYMENTS: The lease term of the Equipment shall be for the period specified in the Leasing Schedule (herein "Lease Term"). The Lease Term shall commence upon the commencement date specified in the Leasing Schedule (herein "Commencement Date") and thereupon Lessee agrees to execute and deliver to Lessor a delivery and acceptance certificate in the form supplied by Lessor. For the Lease Term, Lessee agrees to pay to Lessor the number of lease payments specified in the Leasing Schedule, each in the amount specified in the Leasing Schedule (herein "Lease Payments") for the payment periods specified in the Leasing Schedule (herein "Payment Periods"), including any Advance Lease Payments specified in the Leasing Schedule, with the first Lease Payment being due on the first day of the month immediately following the Commencement Date ("First Regular Payment Date") and the remaining Lease Payments on the same day of each consecutive Payment Period thereafter for the duration of the Lease Term. In addition to the foregoing, for the period covering the Commencement Date to the First Regular Payment Date ("Interim Period"), Lessee shall pay to Lessor an amount equal to the Lease Payment Amount divided by thirty (30) and multiplied by the number of days in the Interim Period. Such amount shall be due and payable on the tenth day following the Commencement Date. The Stipulated Loss Value Schedule to the Lease shall be construed so that the column titled "Month of Lease Term" shall mean - month of Lease Term beginning with the First Regular Payment Date, except that month "1" shall also include the Interim Period. Lessee agreed to pay on demand, as a late charge, 1.5% per month limited by the maximum rate permitted by law, on all overdue payments under the Lease, whether such payments are due prior to or after a Default (as hereinafter defined). All payments provided for in the Lease shall be payable at the office of Lessor set forth above, or at any other place designated by Lessor. The Lease is a net lease and Lessee shall not be entitled to any abatement of, reduction of, or setoff against Lease Payments for any reason whatsoever. The Lease may not be terminated or cancelled for any reason whatsoever, except as expressly provided in the Lease. No amounts under the Lease may be prepaid without the written consent of Lessor.

3. DISCLAIMER OF WARRANTIES; LIMITATION OF REMEDY; LIMITATION OF LIABILITY:
Lessee has selected both the Equipment and the supplier from whom at Lessee's request Lessor agrees to purchase the Equipment. LESSEE ACKNOWLEDGES THAT LESSOR HAS NO SPECIAL FAMILIARITY OR EXPERTISE WITH RESPECT TO THE EQUIPMENT. LESSEE AGREES THAT THE EQUIPMENT LEASED UNDER THE LEASE IS LEASED "AS IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES, AND THAT EXCEPT AS MAY OTHERWISE BE SPECIFICALLY PROVIDED IN THE LEASE, LESSOR HAS MADE NO REPRESENTATION OR WARRANTY AS TO ANY MATTER WHATSOEVER. LESSOR DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE EQUIPMENT INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LEASE OR THE USE, PERFORMANCE OR MAINTENANCE OF THE EQUIPMENT. If the Equipment is not properly installed, does not operate as represented or warranted by the vendor, manufacturer and/or service company or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the vendor, manufacturer and/or service company and shall, nevertheless, pay Lessor all amounts payable under the Lease and shall not set up against Lessee's obligations any such claims as a defense, counterclaim, deduction, setoff or otherwise. For the Lease Term, Lessor hereby appoints Lessee as Lessor's agent, so long as no Default (as hereinafter defined) has occured and is continuing, to assert at Lessee's expense (if any) and to the extent permitted by applicable law, any right Lessor may have against any vendor, manufacturer and/or service company to enforce any product warranties with respect to the Equipment, provided however, Lessee shall indemnify and defend Lessor from and against all claims, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection with any such action taken.

4. TITLE; IDENTIFICATION; PERSONAL PROPERTY: Lessee acknowledges that subject to the provisions of Section 10 hereof, title to the Equipment shall at all times be vested in Lessor, and no right, title or interest in the Equipment shall pass to Lessee other than, conditioned upon Lessee's compliance with and fulfillment of the terms and conditions of the Lease, the right to possess and use the Equipment of the full Lease Term. Lessee agrees not to sell, assign, sublet, pledge, or otherwise encumber any interest in the Lease or the Equipment and agrees to keep the same free from any lien, encumbrance, right of distraint or any other claim which may be asserted by any third party. Lessee shall immediately notify Lessor in writing of any tax or other liens attaching to the Equipment. Lessor may require plates or markings to be affixed to or placed on the Equipment indicating Lessor's interest. Lessor and Lessee hereby confirm their intent that the Equipment always remain and be deemed personal property even though the Equipment may hereafter become attached or affixed to realty. Lessee shall obtain all such waivers as Lessor may reasonably require to acknowledge Lessor's title to and assure Lessor's right to remove the Equipment, including any landlord and mortgagee waivers.

5. PAYMENT OF TAXES; GENERAL INDEMNIFICATION: Lessee shall pay promptly to Lessor when due, all taxes, fees, and assessments, including but not limited to, all license and registration fees, sales, use, property, gross receipts, excise, transaction, ad valorem, privilege, intangible, stamp or other taxes or charges, together with any fines, penalties or interest thereon, now or hereafter imposed by any governmental body, upon or with respect to, any of the Equipment or the use, possession, ownership, leasing, operation, delivery or return thereof (excluding, however, franchise taxes and any taxes based on the net income of Lessor). Any fees, taxes or other amounts paid by Lessor upon failure of Lessee to make such payments set forth in this Section 5 shall be payable upon demand from Lessee to Lessor. Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims, losses, liabilities, damages, penalties, actions and suits (including reasonable legal costs and expenses in connection therewith) incurred by Lessor which result from, or relate to, the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, use, acceptance, rejection, operation or return of the Equipment.

6. INSTALLATION AND DELIVERY: Lessee shall provide a suitable installation environment for the Equipment as specified in the applicable manufacturer's or vendor's manuals, and except as otherwise specified by the manufacturer or vendor, furnish all labor required for unpacking and placing each item of Equipment in the desired location. Lessee shall also be responsible for any delivery, rigging, destination and installation charges charged by the manufacturer or vendor with respect to the Equipment.

7. OPERATION; USE; INSPECTION: For the full Lease Term, Lessee shall operate the Equipment in accordance with all applicable manufacturer and vendor manuals or instructions by fully qualified and duly authorized

(CONTINUED ON REVERSE SIDE)

IN WITNESS WHEREOF, the parties hereto have duly executed the Agreement as of the dates set forth below. For all purposes hereof, the date of the Agreement shall be the date of Lessor's acceptance as set forth below.

                                      By execution hereof, the signer certifies
                                      that (s)he has read the entire Agreement,
                                      front and back, that Lessor or its
                                      representatives have made no agreements
                                      or representations except as set forth
                                      herein or in the Leasing Schedule and
                                      that (s)he is duly authorized to
                                      execute the Agreement on behalf of
                                      Lessee.
ACCEPTED BY:

LESSOR:  SIEMENS CREDIT CORPORATION    LESSEE:  CPG Holdings, Inc.
                                              --------------------------------
BY:     /s/ILLEGIBLE                          BY:     /s/ILLEGIBLE
       -----------------------------          --------------------------------
          (AUTHORIZED SIGNATURE)                 (AUTHORIZED SIGNATURE)

NAME:     ILLEGIBLE                           NAME:    PETER R. HOPPE
       -----------------------------          --------------------------------
            (PRINTED OR TYPED)                     (PRINTED OR TYPED)

TITLE:                                 TITLE:    VICE-PRESIDENT
       -----------------------------          --------------------------------
DATE:     FEB - 3 1995                 DATE:      1/19/95
       -----------------------------          --------------------------------
personnel only, in accordance with all applicable laws and regulations.
The Equipment shall be used for business purposes only and only for its normally intended purpose. For said Lease Term, Lessee shall properly maintain the Equipment, or cause it to be properly maintained, by a fully qualified service company, and shall immediately notify Lessor in writing of the entity maintaining the Equipment and of any change of such entity.
Such maintenance shall be performed in accordance with all requirements necessary to enforce all product warranty rights. All operating and maintenance costs with respect to the Equipment shall be borne by Lessee. Lessee shall not (a) use, operate or locate the Equipment in any area excluded from coverage by any insurance required under the Lease; (b) abandon the Equipment; (c) alter the Equipment; (d) permit the Equipment to be removed from the equipment location specified in the Leasing
Schedule (herein "Equipment Location"), or any subsequent location, without the prior written consent of Lessor, which consent shall not be unreasonably withheld; (e) without the prior written consent of Lessor, allow the Equipment or any item of it to be affixed to realty in such manner as to cause the Equipment or such item to become a fixture; or (f) without the prior written consent of Lessor, affix or install any accessory, equipment or device on any item of Equipment if such (i) is not readily removable, or (ii) will impair the originally intended function or use of such Equipment. All additions, repairs, parts, accessories, equipment and devices attached or affixed to any item of Equipment which are not readily removable, shall become the property of Lessor and part of the Equipment for all purposes hereof. Lessor shall have the right from time to time during normal business hours to enter upon the Equipment Location or elsewhere for the purpose of confirming the existence, condition or proper maintenance of the Equipment.

a. RISK OF LOSS; INSURANCE: (a) Lessee agrees that it shall bear all risk of loss, damage to or destruction of the Equipment. Lessee shall give Lessor prompt notice of any damage to or loss of any Equipment or of any occurence arising from the possession, use or operation of the Equipment resulting in death or bodily injury, or damage to property. In the event of damage to any item(s) of Equipment, Lessee shall immediately place such item(s) in good repair (with no abatement of Lease Payments), with the proceeds of any insurance recovery applied to the cost of such repair. Should any item(s) of Equipment become lost, stolen, destroyed, worn out, damaged beyond repair, condemned, confiscated, seized or requisitioned (herein "Event of Loss"), Lessee shall, at the option of Lessor, either (i) replace the same with like equipment in good repair (with no abatement of Lease Payments), or (ii) pay to Lessor on the lease payment date immediately following such Event of Loss (herein "Loss Payment Date"), the pro rata portion relating to such item(s) of the greater of (A) the Fair Market Value (as hereinafter defined) of the Equipment calculated as of the lease payment date immediately prior to such Event of Loss, or (B) the stipulated loss value of the Equipment as set forth in the schedule to the Lease ("Stipulated Loss Value") calculated for the Payment Period immediately preceding the Loss Payment Date, plus all Lease and other payments due but unpaid as of the day immediately preceding the Loss Payment Date relating to such item(s), whereupon the Lease shall terminate as to such item(s) and Lessor shall adjust the remaining Lease Payments and Stipulated Loss Value Schedule accordingly.

(b) For the full Lease Term, Lessee, at its expense, shall maintain comprehensive general liability insurance, and "fire and allied perils" and "all risks" property insurance with respect to the Equipment, both in such amounts as Lessor shall require, except that such property insurance shall be in an amount at least equal to the greater of the full replacement value of the Equipment or the applicable Stipulated Loss Value thereof, and such insurance shall be placed with carriers acceptable to Lessor. The liability insurance policy shall name Lessor as additional insured and the property insurance policy shall name Lessor as loss payee to the extent its interest may appear, and both policies shall provide that they may not be cancelled or altered without at least thirty
(30) days prior written notice to Lessor. Lessee shall furnish to Lessor within thirty (30) days of delivery of the Equipment, a certificate of insurance that such coverage is in effect, however, Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policies or to advise Lessee in the event that such insurance coverage does not comply with the requirements hereof.

a. DEFAULT AND REMEDIES: (a) Any of the following shall constitute a default by Lessee under the Lease (herein "Default"): (i) failure by Lessee to pay any amounts under the Lease when due and such remains unremedied for a period of ten (10) days from the due date; or (ii) failure by Lessee to comply with any provisions or perform any of its obligations arising under the Lease or under any other documents or agreements relating to the Lease, and such remains unremedied by Lessee for a period of twenty (20) days; or (iii) any representations or warranties made or given by Lessee in connection with the Lease or the Agreement, or any other document or agreement relating to the Lease or the Agreement, were false or misleading when made; or (iv) subjection of the Equipment to levy or execution or other judicial process which is not or cannot be removed within thirty (30) days from the subjection thereof; or (v) commencement of any insolvency, bankruptcy or similar proceedings by or against Lessee or any guarantor of any of Lessee's obligations under the Lease (herein "Guarantor"), including any assignment by Lessee for the benefit of creditors, and in the case of any such involuntary proceedings, such is not dismissed within thirty (30) days of institution; or (vi) any act of Lessee which imperils the value of the Equipment or the prospect of full performance of Lessee's obligations under the Lease, including but not limited to the liquidation or dissolution of Lessee or the commencement of any acts relative thereto, or without the prior written consent of Lessor, any sale or other disposition of all or substantially all of the assets of Lessee, or any merger or consolidation of Lessee unless Lessee is the surviving entity, or the cessation of business by Lessee; or (vii) a default by Lessee under any other agreement (including but not limited to any other lease) with Lessor, or with any assignee of the Lease; or (viii) the death or dissolution of Lessee or of any Guarantor, the withdrawal of any partner of Lessee if Lessee is a partnership, or the inability of Lessee or of any Guarantor of the Lease to perform any of the obligations contained in the Lease or in any applicable guaranty.

(b) Upon any Default, Lessor may exercise any one or more of the following remedies (which remedies shall be cumulative): (i) terminate the Lease; (ii) declare all remaining Lease Payments for the balance of the Lease Term discounted at a per annum rate of six percent (6%), plus all other amounts due from Lessee, immediately due and payable in full;
(iii) by notice to Lessee declare the Stipulated Loss Value of the Equipment calculated for the Payment Period immediately following such notice (herein "Calculation Date") immediately due and payable, together with (A) all due but unpaid Lease Payments from the commencement of the Lease Term through the day prior to the Calculation Date, and (B) all other amounts due under the Lease (including late charges); (iv) secure peaceable repossession and removal of the Equipment by Lessor or its agent without judicial process; (v) demand that Lessee return the Equipment to Lessor in accordance with Section 11 hereof; (vi) sell, lease or otherwise dispose of the Equipment at public or private sale without advertisement or notice except that required by law, upon such terms and at such place as Lessor may deem advisable and Lessor may be the purchaser at any such sale; (vii) demand that Lessee pay all expenses in connection with the Equipment relating to its retaking, refurbishing, selling or the like; (viii) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law or proceed by appropriate court action to enforce the Lease or recover damages for the breach thereof. To the extent permitted by applicable law, Lessee waives all rights it may have to limit or modify any of Lessor's rights and remedies under the Lease, including but not limited to, any rights of Lessee to require Lessor to dispose of the Equipment or otherwise mitigate its damages under the Lease.

10. PURCHASE OPTION: Provided no Default has occurred and is continuing and provided the Lease shall not have previously terminated, Lessee shall have the option, exercisable by written notice to Lessor received by Lessor at least ninety (90) but no more than one hundred eighty (180) days before the expiration of the Lease Term, to purchase on the day following the last day of such term (herein "Purchase Date"), all but not less than all of the Equipment subject to the Lease for its Fair Market Value. Fair Market Value shall mean the value which would be obtained in an arm's-length transaction between an informed and willing buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to buy, and an informed and willing seller under no compulsion to sell and, in such determination, costs of removal from the location of current use shall not be a deduction from such value. Fair
Market Value shall be determined by the mutual agreement of Lessor and Lessee in accordance with the preceding sentence. If Lessee and Lessor cannot agree, Fair Market Value shall be determined by a qualified independent equipment appraiser selected by Lessor and approved by Lessee, and Lessee shall pay the cost of appraisal. Provided Lessee has exercised such option, Lessee shall pay to Lessor on the Purchase Date the aforementioned purchase price in cash, together with all sales and other taxes applicable to the transfer of the Equipment and any other amounts as may then be due and owing under the Lease, whereupon Lessor shall transfer its interest in the Equipment to Lessee without recourse or warranty, on an as-is, where-is basis. In the event that Lessee fails to exercise such purchase option, Lessee shall (upon termination of the Lease) return the Equipment to Lessor on demand, in accordance with the provisions of Section 11 hereof.

11. RETURN OF EQUIPMENT: Upon demand of Lessor pursuant to Section 9 or 10 hereof, Lessee, at its own risk and expense, shall immediately return the Equipment to Lessor, packed for shipment in accordance with manufacturer's specifications, in good working order and eligible for manufacturer's maintenance, if available, freight prepaid and insured, to such location within the continental United States as Lessor shall designate.

12. LESSEE REPRESENTATIONS AND ASSURANCES: Lessee represents: that it is duly organized and validly existing under the laws of its state of organization and by consummation of the Lease transaction, Lessee is not in violation of any governmental statute or regulation, nor will consummation of the Lease transaction cause any breach, default or violation of the certificate of incorporation or by-laws (if Lessee is a corporation), the partnership certificate or partnership agreement (if Lessee is a partnership) or any judgment, decree or agreement, all as may apply to Lessee; that the Lease transaction was duly authorized by appropriate corporate or partnership action (as applicable); and the Lease is enforceable in accordance with its terms. Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may reasonably request in order to more effectively carry out the intent and purpose of the Lease. Lessee shall provide Lessor with audited and other financial statements and such other information as Lessor shall reasonably request from time to time.

13. NOTICES; CHANGES; FILINGS: Notices, requests or other communications required under the Lease to be sent to either party shall be in writing and shall be (a) by United States first class mail, postage prepaid, and addressed to the other party at the address specified above (or to such other address as such party shall have designated by proper notice) or
(b) by personal delivery. Lessee consents to service of process by certified mail at its address above (or to such other address as Lessee shall have designated by proper notice) in connection with any legal action brought by Lessor. Lessee authorizes Lessor to fill in descriptive material in the Lease (including serial numbers) and to correct any patent errors under the Lease. Lessee shall execute and authorizes Lessor to file with such authorities and at such locations as Lessor may deem appropriate, Uniform Commercial Code financing statements relating to the Equipment and/or the Lease, and Lessee agrees to reimburse Lessor upon demand for all costs incurred relative thereto. In addition, Lessee agrees that an original or a photocopy of the Lease (including any addenda, attachments and amendments to the Lease) may be filed by Lessor as a Uniform Commercial Code financing statement. Lessee agrees to immediately notify Lessor in writing, of any change in Lessee's name or address, or discontinuance of its place or places of business.

14. ASSIGNMENT BY LESSOR: The Lease or any interest of Lessor in the Lease may be assigned by Lessor. UPON NOTICE OF SUCH ASSIGNMENT LESSEE AGREES TO PAY DIRECTLY TO ASSIGNEE WITHOUT ABATEMENT, DEDUCTION OR SETOFF ALL AMOUNTS WHICH BECOME DUE UNDER THE LEASE AND FURTHER AGREES THAT IT WILL NOT ASSERT AGAINST ASSIGNEE ANY DEFENSE, COUNTERCLAIM OR SETOFF FOR ANY REASON WHATSOEVER IN ANY ACTION FOR PAYMENT OR POSSESSION BROUGHT BY ASSIGNEE. Upon any such assignment, such assignee (herein "Assignee") shall have and be entitled to any and all rights and remedies of Lessor under the Lease, all references in the Lease to Lessor shall include Assignee except that Assignee shall not be chargeable with any obligations or liabilities of Lessor under the Lease. Lessee shall (if requested by Lessor) acknowledge in writing any assignments (including any material terms of the Lease) in a form supplied by Lessor.

15. MISCELLANEOUS: THE LEASE, OR ANY PART OF THE LEASE, MAY NOT BE ASSIGNED BY LESSEE WITHOUT THE WRITTEN CONSENT OF LESSOR and shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, permitted successors and assigns. No amendment to the Lease or the Agreement shall be effective unless in writing signed by the parties thereto and no waiver of any provision of the Lease shall be effective unless in writing, signed by the party to be charged. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Lessor of any right, remedy, or power under the Lease, shall operate as a waiver thereof or preclude Lessor from exercising any other right, remedy or power under the Lease. Any provision of the Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of the Lease. No action, regardless of form, arising out of the Lease may be brought by Lessee more than two (2) years after the cause of action has arisen. The representations, warranties, obligations and indemnities of Lessee under the Lease shall survive the termination of the Lease to the extent required for their full observance and performance. The obligations of each co-maker (if any) of the Lease, shall be primary, joint and several, and each such co-maker hereby irrevocably consents to any extension of time of payments and/or the execution of any refinancing agreement relative to the Lease. In the event that Lessee fails to meet any of its obligations under the Lease, Lessor may at its option satisfy such obligation and Lessee shall reimburse Lessor on demand therefor. In the event that legal or other action is required to enforce Lessor's rights under the Lease (including the exercise of remedies under Section 9 hereof), Lessee agrees to reimburse Lessor on demand for its reasonable attorneys' fees and its other related costs and expenses. The captions in the Agreement are for convenience only and shall not define or limit any of the terms hereof. THE AGREEMENT AND THE LEASE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.